THIS NOTE IS SUBJECT TO THE TERMS AND  CONDITIONS  OF THAT CERTAIN
      SUBORDINATION AGREEMENT DATED AS OF AUGUST 7, 1997, BY AND BETWEEN THE LENDER NAMED BELOW AND FOOTHILL CAPITAL CORPORATION.


                               PROMISSORY NOTE


$2,000,000.00                                             St. Louis, Missouri
                                                          August 7, 1997

            FOR VALUE RECEIVED, the undersigned, ALLIED HEALTHCARE PRODUCTS, INC., a Delaware corporation, B&F MEDICAL PRODUCTS, INC., a Delaware corporation, BEAR MEDICAL SYSTEMS, INC., a California corporation, HOSPITAL SYSTEMS, INC., a California corporation, LIFE SUPPORT PRODUCTS, INC., a California corporation, BICORE MONITORING SYSTEMS, INC., a California corporation, each with their chief executive office located at 1720 Sublette Avenue, St. Louis, Missouri, 63110 (collectively "Borrowers") HEREBY JOINTLY AND SEVERALLY PROMISE TO PAY to the order of WOODBOURNE PARTNERS, L.P., a Missouri limited partnership (the "Lender") in lawful money of the United States of America, the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), together with interest thereon from the date hereof at a fixed rate per annum equal to fourteen percent (14%), compounded semi-annually. Principal and interest shall be due and payable as follows:

      (a) Interest shall be due on the first Business Day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, and on the Maturity Date. Interest shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on the date hereof (including the first day but excluding the last day); and

      (b) Principal shall be due and payable on the earlier of: (a) February 7, 1998 or thirty (30) days thereafter if extended in accordance with the Purchase Agreement (the "Maturity Date"), or (b) the occurrence of an Event of Default (as defined in the hereinafter defined Purchase Agreement).

      This Promissory Note ("Note") is the Promissory Note referred to in, and is issued under the terms of, and pursuant to, the provisions of that certain Note Purchase Agreement between the Lender and the Borrowers dated as of August 7, 1997 (as the same may be amended, restated, extended, replaced or otherwise modified from time to time, the "Purchase Agreement") and is entitled to all of the benefits and security of the Purchase Agreement. All of the terms, covenants and conditions of the Purchase Agreement and of the other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and incorporated herein in full by this reference. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the same meanings as given them in the Purchase Agreement.

      If any payment of principal or interest due on this Note is payable on a day other than a Business Day, then such payment shall be made on the next Business Day.

      If any Event of Default shall occur and shall not have been waived in a writing given by the Lender to the Borrowers, then the outstanding principal balance of this Note shall bear interest from and after the occurrence of such Event of Default at the Default Rate until the principal balance of this
Note is paid in full.

      Borrowers shall prepay this Note at the time and in the manner set forth in the Purchase Agreement. Borrowers may wholly prepay this Note and make partial prepayments hereon in whole multiples of $1,000 from time to time, without penalty or premium, but only if (i) the Borrowers give Lender written notice of their intention to make such prepayment at least one Business Day prior to tendering the prepayment, and (ii) Borrowers pay any accrued and unpaid interest on the Note to the date of such payment.

      The earlier of the Maturity Date or the occurrence of an Event of Default under the Purchase Agreement shall constitute an event of default under this Note and shall entitle the Lender, at its option, to declare the then outstanding principal balance and accrued interest thereon to be, and the same shall thereupon become, immediately due and payable without notice to or demand upon the Borrowers, all of which the Borrowers hereby expressly waive.

      Time is of the  essence of this Note.  To the fullest  extent  permitted by applicable law, the Borrowers, for themselves and their respective successors and assigns, expressly waive presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

      Wherever possible each provision of this Note shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of the Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by the Lender of any right or remedy preclude any other right or remedy. The Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against the Borrowers, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to the Borrowers. The Borrowers agree that, without releasing or impairing any Borrowers' liability hereunder, the Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note. No amendment, modification or waiver of any provision of this Note, nor consent to any departure by any Borrower herefrom, shall be effective unless the same shall be in writing signed by an authorized officer of Lender, and then only in the specific instance and for the purpose for which given.

      In the event that any payment of any principal or interest due hereunder shall not be paid when due, whether by reason of acceleration, termination or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of any agreement, document or instrument securing payment hereof or for representation of Lender in connection with bankruptcy or insolvency proceedings relating hereto, each Borrower jointly and severally promises to pay, in addition to all other amounts otherwise due hereon, all costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees, expert witness fees and all other costs and expenses paid or incurred by Lender in connection therewith (whether or not litigation shall be commenced in aid thereof).

      All notices required to be given or which may be given in connection with this Note shall be given in the manner required for notices under the Purchase Agreement.

      This Note is governed by and shall be interpreted in accordance with the internal laws of the State of Missouri, without regard to conflict of law rules.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, each Borrower has caused this Note to be executed and delivered by its duly authorized representative as of the date first above written.

                                    ALLIED HEALTHCARE PRODUCTS, INC.

                                           /s/ Barry F. Baker
                                    By:    ______________________________
                                    Name:  Barry F. Baker
                                    Title: Vice President-Finance
ATTEST:

By:     ____________________________
Name:   ____________________________
Title:  ____________________________


                                    B&F MEDICAL PRODUCTS, INC.

                                           /s/ Barry F. Baker
                                    By:    ______________________________
                                    Name:  Barry F. Baker
                                    Title: Vice President-Finance
ATTEST:

By:     ____________________________
Name:   ____________________________
Title:  ____________________________


                                    BEAR MEDICAL SYSTEMS, INC.

                                           /s/ Barry F. Baker
                                    By:    ______________________________
                                    Name:  Barry F. Baker
                                    Title: Vice President-Finance
ATTEST:

By:     ____________________________
Name:   ____________________________
Title:  ____________________________


                                    HOSPITAL SYSTEMS, INC.

                                           /s/ Barry F. Baker
                                    By:    ______________________________
                                    Name:  Barry F. Baker
                                    Title: Vice President-Finance
ATTEST:

By:     ____________________________
Name:   ____________________________
Title:  ____________________________

                                    LIFE SUPPORT PRODUCTS, INC.

                                           /s/ Barry F. Baker
                                    By:    ______________________________
                                    Name:  Barry F. Baker
                                    Title: Vice President-Finance
ATTEST:

By:     ____________________________
Name:   ____________________________
Title:  ____________________________

                                    BICORE MONITORING SYSTEMS, INC.

                                           /s/ Barry F. Baker
                                    By:    ______________________________
                                    Name:  Barry F. Baker
                                    Title: Vice President-Finance
ATTEST:

By:     ____________________________
Name:   ____________________________
Title:  ____________________________


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